T. Rowe Price Small-Cap Value Fund

Supplement to Summary Prospectus dated May 1, 2012

Under “Management,” the following is added to the portfolio manager table:

Effective June 30, 2014, J. David Wagner will replace Preston G. Athey as the fund’s portfolio manager and chairman of the fund’s Investment Advisory Committee.

The date of this supplement is August 16, 2012.

F46-041-S 8/16/12